UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 15, 2008
OM GROUP, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-12515
(Commission File Number)
52-1736882
(I.R.S. Employer Identification Number)
127 Public Square
1500 Key Tower
Cleveland, Ohio 44114-1221
(Address of principal executive offices)
(Zip code)
(216) 781-0083
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 15, 2008, OM Group, Inc. entered into an amendment to the severance agreement (each, an “Amendment”) with each of the following executives: Kenneth Haber, Chief Financial Officer; Stephen D. Dunmead, Vice President and General Manager, Specialties Group; Valerie Gentile Sachs, Vice President, General Counsel and Secretary and Gregory J. Griffith, Vice President, Strategic Planning, Development and Investor Relations (each, an “Executive”). Each Amendment extends the term of the severance agreement by three years to December 31, 2011 and also makes other modifications to comply with the requirements of Section 409A of the Internal Revenue Code of 1986. The form of Amendment executed by each Executive is filed as Exhibit 99 to this Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99	Form of Amendment to the Form of Severance Agreement between OM Group, Inc. and certain executive officers

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OM Group, Inc.

(Registrant)

Date: December 19, 2008	/s/ Valerie Gentile Sachs

Name: Valerie Gentile Sachs
Title: Vice President, General Counsel and Secretary